NONE OF THE SECURITIES TO WHICH THIS AGREEMENT (AS DEFINED HEREIN) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                      SETTLEMENT AND STOCK OPTION AGREEMENT
                      -------------------------------------

          THIS  made  ____  day  of  January,  2000,

BETWEEN:

VIRTUASELLERS.COM, INC., of Suite 1000, 120 North LaSalle Street, Chicago, IL, USA, 60602

(the  "Company")
                                                               OF THE FIRST PART

AND:

TODD  RUELLE,  businessman  of
6509 Rockland Drive, Clifton, VA  20124
-------------------------------------------------

("Ruelle")
                                                              OF THE SECOND PART

WHEREAS pursuant to a Settlement Agreement and Release, dated October 1, 1996, Ruelle has agreed to release (the "Release") the Company and its subsidiaries from all claims and issues that he had, now has or which he may have against the Company and/or its subsidiaries in consideration for the Company granting to Ruelle an option to purchase an aggregate of 100,000 common shares in the capital of the Company (the "Option") at the exercise price of CDN$1.28 per common share on the terms and conditions as set forth in this Settlement and Stock Option Agreement (the "Agreement').

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the covenants and agreements set out herein, the parties hereto covenant and agree as follows:

1.     In this Agreement, the following terms shall have the following meanings:

(a)     "Expiry  Date"  means  January  31,  2001;

(b) "Notice of Exercise" means a notice in writing addressed to the Company at its address first recited, which notice shall specify therein the number of Optioned Shares in respect of which the Option is being exercised;

(c) "Option" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to Ruelle by the Company pursuant to paragraph 2 hereof;

(d) "Optioned Shares" means the Shares of the Company, issuable on exercise of the Option;

(e)     "Securities" means the Option and/or the Optioned Shares, as applicable;
and

(f)     "Shares"  means  the  common shares in the capital stock of the Company.

2. In consideration of the Release provided by Ruelle, the Company agrees to grant to Ruelle, subject to the terms and conditions set forth in this Agreement, the Option to purchase a total of One Hundred Thousand (100,000) Optioned Shares at the price of CDN$1.28 per Optioned Share.

3. The Option shall, at 5:00 p.m., Vancouver time, on the Expiry Date, forthwith expire and terminate and be of no further force or effect whatsoever.

4. In the event of the death of Ruelle on or prior to the Expiry Date, the Option, or such part thereof as remains unexercised, may be exercised by the personal representative of Ruelle at any time prior to 5:00 p.m., Vancouver time, on the first (1st) anniversary of the date of death of Ruelle or prior to 5:00 p.m., Vancouver time, on the Expiry Date, whichever is the earlier.

5. Ruelle hereby agrees that, upon delivery to him of the Option by the Company, any and all claims that Ruelle has had, now has or may have in the future as against the Company, its subsidiaries and their respective directors, officers and/or agents will be fully satisfied and extinguished and Ruelle will remise, release and forever discharge the Company, its subsidiaries and any of their respective directors, officers and employees from any and all manner of actions, causes of action, suits, debts, sums of money, due accounts, dues, bonds, covenants, contracts, claims, demands, damages, costs, expenses and any and all legal obligations of any and every kind and nature whatsoever, at law or in equity or under any statute, whether known or unknown, suspected or unsuspected and which Ruelle had or may now have or which he hereafter may have for or by reason of any matter, cause or thing and, in particular, but without limitation, for or by reason of any matter, cause or thing which has been or may be sustained in consequence of Ruelle's relationship with the Company and its subsidiaries as a director, officer, consultant, agent, employee or shareholder.

6. Ruelle acknowledges that in making this Agreement he has been advised and has had an opportunity to obtain independent legal advice, he has exercised his own independent judgment and he has not been influenced to any extent whatsoever by any representations, statements or conduct of any description whatever on the part of any other parties to this Agreement.

7. Subject to the provisions hereof, the Option shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by Ruelle or his personal representative giving a Notice of Exercise together with payment
(by cash or certified cheque made payable to the Company) in full of the purchase price for the number of Optioned Shares specified in the Notice of Exercise.

8. Upon the exercise of all or any part of the Option, the Company shall forthwith cause the registrar and transfer agent of the Company to deliver to Ruelle or his personal representative within ten (10) days following receipt by the Company of the Notice of Exercise a certificate in the name of Ruelle or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise and in respect of which the Company has received payment.

9. Nothing herein contained shall obligate Ruelle to purchase any Optioned Shares except those Optioned Shares in respect of which Ruelle shall have exercised his Option in the manner hereinbefore provided.

10. In the event of any subdivision, redivision or change of the Shares of the Company at any time prior to the Expiry Date into a greater number of Shares, the Company shall deliver at the time of any exercise thereafter of the option such additional number of Shares as would have resulted from such subdivision, redivision or change if such exercise of the Option had been made prior to the date of such subdivision, redivision or change.

11. In the event of any consolidation or change of the Shares of the Company at any time prior to the Expiry Date into a lesser number of Shares, the number of Shares deliverable by the Company on any exercise thereafter of the Option shall be reduced to such number of Shares as would have resulted from such consolidation or change if such exercise of the Option had been made prior to the date of such consolidation or change.

12. Ruelle shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Option has been properly exercised in accordance with paragraph 7 hereof.

13. Ruelle must complete, sign and return to the Company the following documents:

(a)     two  (2)  executed  copies  of  this  Agreement;  and

(b) a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the "Questionnaire").

14. Ruelle shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

15.     Ruelle  acknowledges  and  agrees  that:

(a) none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c) Ruelle has carefully read this Agreement, the Company's Form 20-F for the fiscal period ending February 28, 1999, the Company's Form 10-Q for the fiscal period ending August 30, 1999, and the Company's Form 10-Q for the fiscal period ending November 30, 1999 (collectively the "Company Information");

(d) the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of the Company Information and any other public information which has been filed by the Company with the Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation;

(e) Ruelle and Ruelle's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information;

(f) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Ruelle during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by Ruelle, Ruelle's attorney and/or advisor(s);

(g) all information which Ruelle has provided to the Company in the Questionnaire concerning itself, its investor status, financial position, and knowledge and experience of financial and business matters is correct and complete as of the date the Questionnaire is signed, and if there should be any change in such information, Ruelle will immediately provide the Company with such information;

(h) the Company is entitled to rely on the representations and warranties and the statements and answers of Ruelle contained in this Agreement and in the Questionnaire, and Ruelle will hold harmless the Company from any loss or damage it may suffer as a result of Ruelle's failure to correctly complete this Agreement or the Questionnaire;

(i) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of Ruelle contained herein or in any document furnished by Ruelle to the Company in connection herewith being untrue in any material respect or any breach or failure by Ruelle to comply with any covenant or agreement made by Ruelle to the Company in connection therewith;

(j) the issuance of the Securities to Ruelle will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(k) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(l) none of the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to Ruelle that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of the Company on the National Association of Securities Dealers Inc.'s Over-the-Counter Bulletin Board;

(m) it is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(n) no documents in connection with the sale of the Securities hereunder, have been reviewed by the Securities and Exchange Commission or any state securities administrators; and

(o) there is no government or other insurance covering any of the Securities.

16. Ruelle hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the execution of this Agreement) that:

(a)     Ruelle  is  a  U.S.  Person;

(b) Ruelle has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(c)     Ruelle:

(i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies,

(ii)     has  no  need  for  liquidity  in  this  investment,  and

(iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(d) Ruelle is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment and Ruelle has carefully read and considered the matters set forth under the heading "Risk Factors" appearing in the Company's Form 20-F;

(e) Ruelle has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for Ruelle's decision to invest in the Securities and the Company;

(f) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company and Ruelle will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(g) Ruelle has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of Ruelle enforceable against Ruelle;

(h) it understands and agrees that none of the Securities have been registered under the 1933 Act or any U.S. State Securities Laws, and unless so registered, none may be offered or sold in the United States or, directly or indirectly to U.S. Persons (as defined herein) except pursuant to an available exemption from, or in a transaction not subject to the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(i) it is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and Ruelle has not subdivided his interest in the Securities with any other person;

(j) it is able to fend for itself in connection with this Agreement and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in sections 15 and 16 hereof and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(l) Ruelle is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(m)     no  person  has  made  to  Ruelle  any  written or oral representations:

(i)     that  any  person  will  resell  or  repurchase  any  of the Securities;

(ii) that any person will refund the purchase price of any of the Securities;

(iii)     as  to  the  future  price  or  value  of  any  of  the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

17. In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of this Agreement includes any person in the United States.

18. Ruelle has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. Ruelle hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which Ruelle might be entitled in connection with the distribution of any of the Securities.

19. Ruelle acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining Ruelle's eligibility to acquire the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to acquire the Securities under applicable securities legislation. Ruelle further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at such delivery date with the same force and effect as if they had been made by Ruelle at such date and that they will survive the acquisition by Ruelle of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by Ruelle of such Securities.

20. Ruelle acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to Ruelle or proposed transferee as set forth in paragraph 16 of this Agreement. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

21. Ruelle hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

     "NONE  OF  THE  SECURITIES  HAVE  BEEN  REGISTERED  UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

22. Ruelle hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

23. Ruelle acknowledges and agrees that all costs and expenses incurred by Ruelle (including any fees and disbursements of any special counsel retained by Ruelle) relating to this Agreement shall be borne by Ruelle.

24. This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Securities by Ruelle pursuant hereto.

25. Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

26. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

27.     Time  shall  be  of  the  essence  of  this  Agreement.

28. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns, and Ruelle and his personal representative to the extent provided in paragraph 4 hereof.

29. Subject to paragraph 4, this Agreement shall not be transferable or assignable by Ruelle or his personal representative and the Option may be exercised only by Ruelle or his personal representative.

30. Wherever the plural or masculine are used throughout this Agreement, the same shall be construed as meaning singular or feminine or neuter or the body politic or corporate where the context of the parties thereto require.

31. This Agreement is governed by the laws of the State of Illinois and the federal laws of the United States applicable herein. Ruelle, in its personal and attorns to the jurisdiction of the State of Illinois

IN WITNESS WHEREOF the parties have executed this agreement as of the day and year first above written.

VIRTUALSELLERS.COM,  INC

Per:     /s/  Raymond  Mol
         -----------------
     Authorized  Signatory




                                                                    )
SIGNED, SEALED and DELIVERED by                                     )
TODD RUELLE in the presence of:.                                    )
                                                                    )
/s/ John Rockafellow . . . . . . . . . . . . . . . . . . . . . .    )
----------------------------------------------------------------    )                /s/ Todd Ruelle
                                                                    )                ---------------
Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . .    )                    TODD RUELLE
John S. Rockafellow. . . . . . . . . . . . . . . . . . . . . . .    )
----------------------------------------------------------------    )
Print Name . . . . . . . . . . . . . . . . . . . . . . . . . . .    )
3416 Porter Street NW. . . . . . . . . . . . . . . . . . . . . .    )
----------------------------------------------------------------    )
Address. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    )
Washington, DC  20016                                               )
----------------------------------------------------------------    )
Corporate Development. . . . . . . . . . . . . . . . . . . . . .    )
----------------------------------------------------------------    )
Occupation . . . . . . . . . . . . . . . . . . . . . . . . . . .    )

                                   APPENDIX 1

                 PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE
                 ----------------------------------------------

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by Ruelle (the "Subscriber") who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in acquiring the Securities of VirtualSellers.com, Inc. (the "Company"). The purpose of this Questionnaire is to assure the Company that the Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. This Questionnaire is not an offer of Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

Please  attach  additional  pages  if  necessary  to  answer any question fully.

REPRESENTATIONS  OF  SUBSCRIBERS
--------------------------------

The Subscriber covenants, represents and warrants to the Company that it has such knowledge and experience in financial and business matters that it is capable of evaluating the relative merits and risks of an investment in the Securities and Company and is not utilizing a Purchaser Representative in connection with evaluating such merits and risks. The Subscriber is providing evidence of its knowledge and experience in these matters through the information requested below in this Questionnaire.

FOR  INDIVIDUAL  INVESTORS
--------------------------

1.     Name:   Todd  Ruelle

2.     Residential  Address & Telephone Number  6509 Rockland Drive, Clifton, VA
       20124-2415      (703)  818-8778

3.     Length  of  Residence  in  State  of  Residence:  12  years

4.     U.S.  Citizen:     X     Yes          _____     No

5.     Social  Security  Number:  ###-##-####

6.     Business  Address  &  Telephone  Number:   14201 Sully Field Circle #300,
       Chantilly,  VA  20151

7.     Preferred  Mailing  Address:    X  Residence  _____  Business

8.     Other:

9.     Date  of  Birth:  6-3-57

10.     Employer  and  Position:  President/CEO

11.     Name  of  Business:   Sonic  Telecom  Ltd.

12.     Business  or  Professional  Education  and  Degrees:
        School                       Degree       Year  Received
        ------          ------                    --------------
        University  of  Colorado  -  B.S.         1978

13.     Prior  Employment  (last  5  years):
        Employer          Nature  of  Duties                 Dates of Employment
        --------          ------------------                 -------------------
        Sonic  Telecom  Ltd.      CEO                        December  16,  1996
        Sprint  International     VP                                   1993-1996
        MCI                       VP                                   1983-1993

FOR  INVESTORS  THAN  ARE  CORPORATIONS,  PARTNERSHIPS, TRUSTS OR OTHER ENTITIES
--------------------------------------------------------------------------------

14.     Name:
15.     Address  of  Principal  Office:
16.     Telephone:
17.     Date  and  State  of  Incorporation  or  Organization:

18.     Taxpayer  Identification  Number:
19.     Nature  of  Business:
20. Individual Authorized to Execute this Questionnaire (indicate name and office):

FOR  ALL  INVESTORS
-------------------

21.     Relationship  to  the  Company,  if  any:

22.     Is  the  Subscriber  an  officer of director of a publicly-held company?
          ____     Yes          X     No

        If  yes,  specify  company:

23. Does the Subscriber beneficially own 10% or more of the voting securities of a publicly-held company?
          ____     Yes          X     No

        If  yes,  specify  company:

24. Within the last 5 years, has the Subscriber personally invested in investments sold by means of private placements in reliance on exemptions from registration under the 1933 Act and State securities laws?

          X     Yes          _____     No

25. Prior investments by Subscriber which were purchased in reliance on exemptions from registration under the 1933 Act and State securities laws (initial the highest number applicable):

                               Amount (Cumulative)

      Real  Estate:               Up  to               $50,000  to          Over
    None:  X          $50,000     _____          $250,000  _____ $250,000  _____

        Securities:               Up  to               $50,000  to          Over
     None:  _____          $50,000     _____          $250,000  _____$250,000  X

Other:             Up  to                    $50,000  to                    Over
None:  _____       $50,000     _____          $250,000  _____    $250,000  _____

26. Does the Subscriber consider itself to be an experienced and sophisticated investor?
          X    Yes          _____     No
If  so,  please provide evidence of investment sophistication and/or experience:

27. Does the Subscriber, or any person authorized to execute this Questionnaire, consider itself to have such knowledge of the Company and its business and such experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Securities of the Company, should the Subscriber be given an opportunity to so invest?
          X     Yes          _____     No

28. Listed below are the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act. Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies:

       Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

   X   Category  2     A natural person whose individual net worth, or joint net
worth  with that person's spouse, on the date of purchase exceeds US $1,000,000;

       Category 3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

       Category 4 A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

       Category  5     A  private  business  development  company  as defined in
Section  202(a)(22)  of  the  Investment  Advisers  Act of 1940 (United States);

       Category  6     A  director  or  executive  officer  of  the  Company;

       Category 7 A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

       Category  8     An  entity  in which all of the equity owners satisfy the
requirements  of  one  or  more  of  the  foregoing  categories;

     Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

29. If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

30. If the Subscriber is a trust, corporation, partnership or other entity which was recently formed for the specific purpose of acquiring the Securities, set forth the number of equity owners of such entity who are and who are not Accredited Investors in the space provided below.

31. If the Subscriber is an individual, please indicate the Subscriber's and his/her spouse's combined gross income during the preceding two years (initial the highest number applicable):

               1998                              1997
               ----                              ----
      _____     Less  than $75,000               _____     Less than $75,000
      _____     $75,001  to  $100,000            _____     $75,001  to $100,000
      _____     $100,001  to  $200,000           _____     $100,001  to$200,000
      _____     $200,001  to  $300,000           _____     $200,001  to $300,000
        X     $Over  $300,000                    _____     $Over  $300,000

32. If the Subscriber is an individual, please indicate the Subscriber's and his/her spouse's combined estimated net worth (exclusive of home, home furnishings and personal automobiles) (initial the highest number applicable):

    _____     Less than $100,000               _____     $300,0001 to$500,000
    _____     $100,001  to  $200,000           _____     $500,001 to  $1,000,000
    _____     $200,001  to  $300,000           _____     Over $1,000,000

33.      _____     $200,001  to  $300,000       X     Over $1,000,000

Regardless  of  the  amount  of  the  proposed  investment:

(a) Will the Subscriber's proposed investment exceed 10% of its individual net worth, or the Subscriber's joint net worth with its spouse as determined in subparagraph 33 above?

          _____     Yes                    X     No

(b) Will the Subscriber be able to bear the economic risk of its investment in this transaction?

          X     Yes                    _____     No

34. If the Subscriber does not qualify as an Accredited Investor, please provide answers to the following questions (Accredited Investors may omit answers to this paragraph).

(a) State total assets of the Subscriber, including cash, stocks and bonds, automobiles, real estate, and any other assets:

     $3,000,000

(b) State total liabilities of the Subscriber including real estate indebtedness, accounts payable, taxes payable and any other liabilities:

     $240,000

(c) State annual income of the Subscriber including salary, securities income, rental income and any other income:

     $300K

(d) State annual expenses of the Subscriber, excluding ordinary living expenses, including real estate payments, rent, property taxes and other expenses:

     $70K

Does the Subscriber expect the amount of its assets, liabilities, income and expenses, as stated above, to be subject to significant change in the future:

          ____     Yes          X     No

     If  yes,  explain:


The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 2nd day of February, 2000.




If a Corporation, Partnership or Other Entity:  If an Individual:
                                                /s/  Todd Ruelle
                                                ----------------------------
Print of Type Name of Entity . . . . . . . . .  Signature

                                                Todd Ruelle
                                                ----------------------------
Signature of Authorized Signatory. . . . . . .  Print or Type Name
                                                ###-##-####
                                                 -----------
Type of Entity . . . . . . . . . . . . . . . .  Social Security/Tax I.D. No.
